UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 1, 2005

                           CALIFORNIA CLEAN AIR, INC.
             (Exact name of registrant as specified in its charter)



          NEVADA                         0-31451                 75-3090496
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)



2434 VINEYARD AVE, SUITE 101, ESCONDIDO, CA                       92029
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(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (760)494-6497


          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))









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Item 1.01         Entry Into a Material Definitive Agreement

On July 1, 2005, the registrant, through its wholly-owned subsidiary, Smog Centers of California LLC, entered into a lease agreement for property located in Vista, California for the purpose of operating a vehicle emissions testing station. The address of the property is 485 N. Melrose Dr, California 97069. The property comprises approximately 600 square feet. The property consists of a single bay space. The lease is for an term of five years, commencing July 1, 2005 and continuing until June 30, 2010. A copy of the Lease Agreement Is attached as an exhibit to this report.

Vista, California has a population of approximately 94,000 and is located approximately thirty five miles north of San Diego. At the present time, there are twelve other "test-only" stations in the area.


Item 1.02         Termination of a Material Definitive Agreement

On January 1, 2005, the registrant, through its wholly-owned subsidiary, Smog Centers of California LLC, entered into a lease agreement for property located in San Marcos, California for the purpose of operating a vehicle emissions testing station. The address of the property is 1232 Los Vallecitos Blvd, Suite 104, San Marcos, California 97069. The property comprises approximately 1320 square. The property consists of a single bay space with other single bay spaces next to it. The lease is for an term of three years, commencing January 1, 2005 and continuing until December 31, 2008. This lease has been canceled.


Item 9.01         Financial Statements and Exhibits

         Exhibit No.     Description
         -----------     -----------

            99.1         Lease Agreement



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             California Clean Air, Inc.


                                             STEPHEN D. WILSON, PRESIDENT
                                             --------------------------------
Date : September 30, 2005                    By: Stephen D. Wilson, President